Exhibit 99.1

For Immediate Release

Blue Ridge Bankshares, Inc. Increases Dividend by 20 Percent

Charlottesville, Va. (July 14, 2021) – Blue Ridge Bankshares, Inc. (NYSE American: BRBS) (the “Company”), the holding company of Blue Ridge Bank (the “Bank”) and BRB Financial Group, Inc., today announced its Board of Directors approved and declared a quarterly dividend of $0.12 per share, an increase of $0.02, or 20% from the most recent quarterly dividend. The cash dividend will be paid to shareholders of record as of July 26, 2021 and made payable on July 30, 2021.

“We are happy to provide shareholders an increased dividend on their common stock,” said Brian K. Plum, President and Chief Executive Officer of the Company. “The ability to provide an increased dividend is a direct result of the hard work and commitment of everyone on the team. A significant portion of these dividends lands back in the communities we serve and are reinvested back into family budgets, nonprofits, and small businesses.”

This announcement comes on the heels of CNBC’s America’s Top States for Business study, crowning Virginia as the top state for business and North Carolina a close second. The Bank was also recently recognized as a 2021 Top Lender by the Independent Community Bankers of America (ICBA), making it the only bank to rank in the Top 20 for both “Consumer and Mortgage: More than $1 Billion” and “Commercial: More than $1 Billion.”

“We are focused on continuing to add shareholder value, and excited that the states comprising our commercial bank locations rank #1 and #2 as top states for business,” Plum added. “We have a tremendous opportunity to continue our forward momentum and continue serving more customers.”

The Company announced in March 2021 a 3-for-2 stock split, which was made in the form of a 50 percent stock dividend to shareholders of record at the close of business on April 20, 2021. The additional shares were distributed on April 30, 2021. Following the split, the Company’s outstanding shares increased from approximately 12.4 million to 18.6 million. Also in March 2021, the Company declared a quarterly dividend of $0.15 per share (or $0.10 per share on a post-split basis), an increase of $.0075, or 5.3% from its previous quarterly dividend.

The Company recently announced that it joined the Russell 2000® Index (INDEXRUSSELL: RUT) for the first time in its history. The Company reported total assets of $3.17 billion at March 31, 2021, an increase of $1.67 billion from $1.50 billion at December 31, 2020.

About Blue Ridge Bankshares, Inc.

Blue Ridge Bankshares, Inc. is the holding company for Blue Ridge Bank, National Association. The Company, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending. The Company also provides investment and wealth management services and management services for personal and corporate trusts, including estate planning, and trust administration. Visit www.mybrb.com for more information.

Forward-Looking Statements

This release of the Company contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (iii) the effects of the COVID-19 pandemic, including the adverse impact on the Company’s business and operations and on the Company’s customers which may result, among other things, in increased delinquencies, defaults, foreclosures and losses on loans; (iv) the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; (v) the Company’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (vi) changes in consumer spending and savings habits; (vii) technological and social media changes; (viii) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (ix) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or the Bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (x) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (xi) the impact of changes in laws, regulations and policies affecting the real estate industry; (xii) the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; (xiii) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xiv) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xv) the effects of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such transactions; (xvi) changes in the level of the Company’s nonperforming assets and charge-offs; (xvii) the Company’s involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; (xviii) potential exposure to fraud, negligence, computer theft and cyber-crime; (xix) the Company’s ability to pay dividends; (xx) the Company’s involvement as a participating lender in the PPP as administered through the SBA; and, (xxi) other risks and factors identified in the “Risk Factors” sections and elsewhere in documents the Company files from time to time with the SEC.

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Media Contact:

Steve Farbstein

Steve.Farbstein@mybrb.bank